UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2015

AMERICAN CAMPUS COMMUNITIES, INC.

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP

(Exact name of Registrant as specified in its Charter)

Maryland Maryland	001-32265 333-181102-01	76-0753089 56-2473181
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

12700 Hill Country Blvd., Suite T-200, Austin, Texas 78738

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 732-1000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 12, 2015, American Campus Communities Inc., a Maryland corporation (the “Company”), announced that the Company’s independent, non-executive Chairman of the Board, R.D. Burck, is temporarily relinquishing his chairman duties in order to focus on recovering from a recently-diagnosed illness. Mr. Burck will remain a member of the Board of Directors. Effective immediately, the Board has appointed Edward Lowenthal, a longstanding member of the Board and Chair of the Corporate Governance and Nominating Committee, to serve as the acting independent, non-executive Chairman of the Board during Mr. Burck’s absence.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Title

99.1	Press Release dated August 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2015	AMERICAN CAMPUS COMMUNITIES, INC.

	By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial
Officer, Secretary and Treasurer

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP

By:	American Campus Communities Holdings
LLC, its general partner

By:	American Campus Communities,
Inc., its sole member

By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Title

99.1	Press Release dated August 12, 2015